UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2011

SLM Funding LLC

(Exact name of registrant as specified in its charter)

Delaware	333-166301	04-3480392
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12061 Bluemont Way, V3419, Reston, Virginia		20190
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	703 984-6419

Not Applicable

Former name or former address, if changed since last report

SLM Student Loan Trust 2010-2

(Exact name of registrant as specified in its charter)

Delaware	333-141930-17	57-1176559
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o The Bank of New York Mellon Trust Company, National Association 10161 Centurion Parkway Jacksonville, Florida		32256
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	703 984-6419

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits
In connection with the closing of the sale of the SLM Student Loan Trust 2010-2 Floating Rate Class B Notes, certain opinions of Shearman & Sterling LLP and Bingham McCutchen LLP relating to various tax matters and to the legality of the Notes are attached.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

8.1 Opinion of Shearman & Sterling LLP.

8.2 Opinion of Bingham McCutchen LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: SLM FUNDING LLC

Dated: March 25, 2011	By:	/s/ STEPHEN J. O’CONNELL
	Name:	Stephen J. O’Connell
	Title:	Vice President

EXHIBIT INDEX

Exhibit Number	Description

8.1	Opinion of Shearman & Sterling LLP dated March 25, 2011 with respect to tax matters.

8.2	Opinion of Bingham McCutchen LLP dated March 25, 2011 with respect to legality.